VOTING RIGHTS PROXY AGREEMENT
投票权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Jinjiang City, People’s Republic of China (“PRC” or “China”) as of December 28, 2005 by and between Korea Jinduren (Int’l) Dress Limited (“Party A”) and the undersigned shareholders (the “Shareholders”) of Jinjiang Yinglin Jinduren Dress Co., Ltd. (“Jinduren Company”). Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Jinduren Company is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《投票权代理协议》（“本协议”）于2005年12月28日在中华人民共和国（“PRC”或“中国”）晋江市，由韩国劲都人(国际)服饰有限公司（“甲方”）与以下签字的晋江市英林劲都人服饰有限公司（“劲都人公司”）的股东（“股东”）签署。甲方 和股东总称为“各方”。劲都人公司以下签字是为认可本协议。

RECITALS
陈述

1.           Party A, a company incorporated in Hong Kong, specializes in dress industry and investment. Jinduren Company, a limited company incorporated in PRC, is engaged in the manufacture and sale of dress (collectively the “Business”). Party A and Jinduren Company have entered into a certain Consulting Services Agreement dated December 28, 2005 (the “Consulting Services Agreement”) in connection with the Business.

甲方为在香港设立的公司，专业开展服装业务和投资(合称业务)。在中国设立的有限公司劲都人公司从事服装制造和销售（统称“业务”）。甲方与劲都人公司在2005年12月28日签订了有关劲都人公司业务的《咨询服务协议》（“服务& #21327;议”）。

2．           The Shareholders are shareholders of Jinduren Company, each legally holding such amount of equity interest of the Jinduren Company as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interests of Jinduren Company (collectively the “Equity Interest”).

股东作为劲都人公司股东，按照本协议签字页载明的数额合法持有劲都人公司的股权，前述股权合计构成劲都人公司的已发行股权的100%（以下统称“股权”）。

3.           In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated December 28, 2005, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder.

在签署服务协议时，各方于2005年12月28日签署一份《经营协议》。根据经营协议的需求，股东现在依甲方之义务为对价，在法律允许的最长期限内授予甲方全部股权投票权利。甲方认可并接受该权利。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1.           The Shareholders hereby agree to irrevocably grant and entrust Party A, for the maximum period of time permitted by law, with all of their voting rights as shareholders of Jinduren Company.  Party A shall exercise such rights in accordance with and within the parameters of the laws of the PRC and the Articles of Association of Jinduren Company.

股东在此同意不可撤销地许可和授权甲方，在法律允许的最长期限内，行使劲都人公司股东的投票权。并且甲方应当根据中国法和劲都人公司的公司章程行使该投票权。

2.           Party A may establish and amend rules to govern how Party A shall exercise the powers granted by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

甲方可以设立或修改适用于有关于如何行使股东所赋予的权力的规则。包括但不限于行使投票权授权所需的甲方董事人数或比例。甲方必须仅根据上述规则进行行为。

3.           The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest.

股东不得转让股权或导致股权转让给除甲方或甲方指定人以外的其他人。每位股东了解：即使任何其他股东不再持有公司的股权的任何部分，其也将继续履行本协议。

4.           This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect on January 1, 2006.

本协议由各方于首页载明之日期依法签署，在一方不是自然人的情况下，该协议方的作为已通过必要措施有效授权，并由该协议方的授权代表签署、交付。本协议应于2006年1月1日生效。< /font>

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

5.           Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Jinduren Company.  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

每位股东向甲方陈述和保证：该股东拥有所有在签字页姓名以下显示的股权数额，并且没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何股权和作为劲都人公司股东的权利的授权书或委托书。每位股东进一步陈述和保证它 签署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6.           This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause.

除非甲方因任何原因提前30天书面通知可以终止本协议外，本协议非经各方一致同意不得终止。

7.           Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

8.           The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

9.           This Agreement shall be executed in four (4) duplicate originals in English, and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

本协议用英语签署四份，每一方持有一份，每一份都具有同等效力。

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

10.           The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission (“CIETAC”) Shanghai Branch in accordance with CIETAC arbitration rules.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会上海分会依据其仲裁规则进行仲裁。仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任 0309;法院执行。

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:   Korea Jinduren (Int’l) Dress Limited
甲方： 韩国劲都人(国际)服饰有限公司
Authorized Representative: ____________________
授权代表(签字)
Name: WU, Qingqing
姓名: 吴青青
Title: Director
职务: 董事

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

SIGNATURE PAGE FOR SHAREHOLDERS
股东签字页

SHAREHOLDERS OF JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

晋江市英林劲都人服饰有限公司的股东:

 ____________________
WU, Qingqing
吴青青
ID Card No.: ____________________
身份证号
Owns 65.91% of Jinjiang Yinglin Jinduren Dress Co., Ltd.
持有晋江市英林劲都人服饰有限公司股权65.91%

____________________
WU, Zhifan
吴志藩
ID Card No.: ____________________
身份证号
Owns 34.09% of Jinjiang Yinglin Jinduren Dress Co., Ltd.
持有晋江市英林劲都人服饰有限公司股权34.09%

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.

ACKNOWLEDGED BY:

认知:

JINDUREN COMPANY: Jinjiang Yinglin Jinduren Dress Co., Ltd

劲都人公司:    晋江市英林劲都人服饰有限公司
Legal/Authorized Representative: ______________________
法定代表人/或被授权人（签字）
Name: WU, Zhifan
姓名:吴志藩
Title: General Manager
职务: 总经理

Proxy Agreement
JINJIANG YINGLIN JINDUREN DRESS CO., LTD.